Exhibit 99.1

1st Source Corporation  Keefe, Bruyette & Woods Community Bank Investor Conference July 29, 2008

KBW Conference  Who is 1st Source?  Financials  Why Invest in 1st Source?

 Except for historical information contained herein, the matters discussed in this document express “forward-looking statements.” Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions indicate forward-looking statements. Those statements, including statements, projections, estimates or assumptions concerning future events or performance, and other statements that are other than statements of historical fact, are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. 1st Source may make other written or oral forward-looking statements from time to time. Readers are advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements.   Forward-looking Statement Disclosure

Corporate Overview  Banking, specialty finance, leasing, investment management, trust & estate planning, insurance sales, mortgage banking  $4.5 billion bank holding company headquartered in South Bend, Indiana  SRCE – Nasdaq Global Select Market  Market cap over $500 Million

1st Source Strategy  Deliver personalized, community banking to individuals, businesses and institutions within northern Indiana and southwestern Michigan through knowledgeable, local members of the community Diversify and add growth through our national specialty finance markets of aircraft, construction equipment, trucks, rental agency cars and environmental equipment

Who is 1st Source?  79 banking centers 24 Specialty Finance locations nationwide   6 1st Source Insurance offices   7 Trust & Wealth Management locations

The Markets Body: 1st Source: No sub-prime exposure  No high growth real estate market  Majority of commercial real estate lending is owner occupied  Banks, Banks, Banks -  not all are the same.

1st Source Bank Market

Center for Higher Education University of Notre Dame Indiana University South Bend Saint Mary’s College Purdue University Bethel College Goshen College Holy Cross College Ivy Tech Community College

Industry  Regional medical hub Agriculture Steel production Medical devices Recreational vehicle manufacturing Distribution hub

Business Mix    6/30/08 Local/Personal $535 million Regional/Business $1.1 billion National / Specialty Finance $1.6 billion

National / Specialty Finance 6/30/08 Auto, Light truck, Environmental Equipment $349 million Medium & Heavy Duty Truck   $270 million Aircraft Financing     $579 million Construction Equipment    $399 million

Trust and Investments  Assets under management: $3.0 billion Monogram Income Equity Fund: 5-star rating from Morningstar Ranked #1 over 10 years by Lipper Monogram Long/Short Fund: 4-star rating from Morningstar Monogram Income Fund: 3-star rating from Morningstar

Market Penetration  15-County  2007 Market Data Businesses:  63,185 Clients: 12,102 Penetration: 19.2%  Households:   605,634 Client HHs:  94,804 Penetration: 15.7% St. Joseph Michigan City Chesterton Valparaiso La Porte Knox Plymouth Rochester Warsaw Columbia City Fort Wayne Huntington bluffton Lafayette Kalamazoo Niles Goshen Bremen South Bend Elkhart Winamac

Deposit Market Share  15-County   $(000)  13.6%    8.4%    7.0%    6.3%  Data as of 6/2007 – Highline BranchSource  11.3%  5.4%  5.0%  1999 2000 2001 2002 2003 2004 2005 2006 2007 250,00 750,00 1,250,00 1,750,00 2,250,00 2,750,00 3,250,00 3,750,00 1st Source + FNBV 1st source Bank JPM Chase National City  Fifth Third TCU Lake City

Market Share  #2 provider of loans for home improvement #1 provider of SBA loans in northwest Indiana and southwest Michigan #3 market share in mortgage loans

Growth  Computer Conversion  Installed new Core System last summer Increasing our effectiveness & efficiencies Standardize, modernize     Allowing us to grow in the future Still learning, still adding

Growth  Recent market entries:  Kalamazoo, MI Lafayette, IN Full service in Fort Wayne, IN Commercial / Small Business Agriculture Banking Personal Asset Management Downtown Regional Headquarters

Growth  Purchased First National Bank, Valparaiso  Acquired June 1, 2007 Merged June 9, 2008 $700 Million in Assets, 14 Banking Centers NW Indiana – Chicago, Lake Michigan “High” population growth for our region

Larry Lentych Chief Financial Officer

($ Millions) Total Assets  Total Loans & Leases  Total Deposits  Total Equity Equity to Assets  $4,504.7 $4,477.6 (0.6)% $3,134.2 $3,313.6 5.7% $3,585.4 $3,365.1 (6.1)% $ 425.5 $ 439.6 3.3% 9.5% 9.8%  -  6/30/07  6/30/08  Change  2008 Balance Sheet Highlights

Second Quarter Earnings Highlights  Net Income    EPS   (Diluted)  ROA  ROCE  2007  2008   Change  2nd Quarter  $ 8,060   (10.11)%  0.80%   8.16%  -  -   (11.15)%  $  0.34  $ 7,245  0.66%  6.54%  $  0.30  (000’s)  0.87%  8.68%  0.76%  7.54%  $  0.72   $  0.68  (5.12)%

Total Earning Assets  ($MM)  2006  Investments   2007  Mortgage Loans Held for Sale  Loans & Leases  3246  3331  3507  3451  3753  4104  4093  2008  4010  Earning Assets  4055  Compound Growth Rate: 11.77%  2542 2615 2648 2706 2899 3179 3178 3178 3253 36 32 23 22 32 39 48 57 55 903 649 659 811 706 822 892 800 766 0 700 1400 2100 2800 3500 4200 2 3 4 1 2 3 4 1 2

2008  % DDA  DDA  100 CDs  Other Deposits  Total Deposits  ($MM)  2006  2007  13.7  2707  2790  12.4  2967  11.0  2890  10.9  3192  11.0  3490   10.2   10.9  3497  3378   11.0  Deposits  3390   11.3  Compound Growth Rate: 11.91% 1859 1936 2149 2150 2733 2746 2580 476 508 490 426 436 401 2404 2652 428 354 369 370 384 372 346 328 314 352 356 382 0 600 1200 1800 2400 3000 3600 2006 2007 2008 2 3 4 1 2 3 4 1 2

Loan & Lease Quality

Rolling Four Quarter Annual



Net Charge-Offs/(Recoveries)
Non-Performing Assets
Loan & Lease Loss Reserve
(% of Loans and Leases)
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
2.26
2.25
2.18
2.13
2.00
2.02
2.09
2.11
2.16
.57
.54
.64
.50
.49
.52
.56
.57
.83
(.15)
(.15)
(.11)
(.10)
(.05)
.02
.07
.09
.13
2
3
4
1
2
3
4
1
2
2006
2007
2008

1st Source Corporation

2008  ($MM)  (%)  2006  2007  Net Interest Income 34.03 33.22 33.14 27.81 28.06 27.38 26.97 29.61 32.74 3.44 3.34 3.10 3.17 3.16 3.16 3.21 3.33 3.38 10 15 20 25 30 35 2 3 4 1 2 3 4 1 2 2.8 3.0 3.2 3.4 3.6 3.8 Net Net Interest Income (FTE) Net Interest Margin (FTE) ($MM) 35

5 10 15 20 25 2 3 4 1 2 3 4 1 2 2008 Trust Fees Mortgage Income Other Income Total Noninterest Income ($MM) Equipment Leasing 2006 Gains & Losses 2007 2.58 4.66 3.10 3.66 0.15 19.07 (0.01) 5.03 4.97 3.27 ------ (0.22) 20.82 2.63 5.06 1.80 3.49 17.69 3.36 5.10 0.57 3.64 0.25 17.49 0.21 3.41 5.35 1.06 3.87 19.07 2.80 0.77 3.85 (0.15) ------ 17.90 5.29 ------ (3.43) ------ 3.95 5.58 0.47 4.20 16.17 4.17 5.75 1.12 4.26 0.62 Deposit fees 21.03 4.92 5.02 4.72 5.23 4.57 5.28 5.40 5.11 Noninterest  0  (1.07) ------ 3.55 5.76 5.76 1.42 4.95 20.37  Income

66.8 61.7 69.6 69.1 68.3 71.3 66.6 67.9 66.4 (%)  ($MM) 2007 46.72 49.11 45.08 44.20 48.47 50.79 52.73 2008 53.62 Expense To Total Revenue (Excl. Gains) 55.47 2006 0 10 20 30 40 50 60 2 3 4 1 2 3 4 1 2 32.39 31.82 32.60 31.80 34.45 38.40 37.90 36.63 37.44 Revenue  Expense

0.72 0.68 1.72 1.46 1.08 0.82 0.43 1.65 1.63 1.28 1.53 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 1.34 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2Q08 Compound Growth Rate: 0.16%

0.28 0.28 0.26 0.23 0.30 0.32 0.33 0.34 0.38 0.45 0.53 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2Q08 0.56 Compound Growth Rate: 9.82% Dividends per Share

Dividend Growth  Honored for 19 years of consecutive dividend growth  Publisher of Mergent Manuals and Investment Guides, a preferred source for business and financial information.

Investment  Strongly capitalized 12.77% total risk based capital  Stable credit quality, strongly reserved 2.5 times coverage of NPAs 2.16% loan loss reserve  Diversification of income mix 38% of total revenue in fee income  Diversification of product mix & geography Asset generation capability  Why invest in 1st Source?

Investment  Dominant local market share #1 Deposit market share   Improving cost efficiencies FNBV merger  Consistent and growing dividend 9.8% 10 yr CGR  Why invest in 1st Source?

1st Source Corporation Questions?